REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of October 18, 1999 by and between Sheffield Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Elan International Services, Ltd., a Bermuda exempted limited liability company incorporated under the laws of Bermuda ("EIS").

                                R E C I T A L S:

         A. Pursuant to a Securities Purchase Agreement (the "Purchase Agreement") by and between EIS and the Company, dated as of the date hereof, the Company has issued to EIS (i) shares of Series D Preferred Stock; (ii) shares of Series F Preferred Stock; and (iii) a Warrant to acquire up to 150,000 shares of the Common Stock.

         B. In addition, pursuant to the Purchase Agreement, the Company may require that EIS purchase shares of Series E Preferred Stock with an aggregate stated value of up to $4,005,000.

         C. The closings under the Purchase Agreement have occurred on the date hereof; it being a condition to such closings that the parties execute and deliver this Agreement.

         D. The parties desire to set forth herein their agreement relating to the granting of certain resale registration rights to the Holders (as defined below) of the Common Stock issuable upon conversion, exercise or exchange of any of the other Securities. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.


                               A G R E E M E N T:

         The parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" of any Person shall mean any other Person controlling, controlled by or under common control with such particular Person. In the case of a natural Person, his Affiliates include



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members of such Person's  immediate family,  natural lineal  descendants of such
Person or a trust for the exclusive benefit of such Person and his immediate family and natural lineal descendants.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the common stock, par value $0.01 per share of the Company.

         "Holder", "Holders" or "Holders of Registrable Securities" shall mean EIS and any Person who shall have acquired Registrable Securities from EIS as permitted herein, either individually or jointly as the case may be.

         "Person" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental or quasi-governmental entity or any department, agency or political subdivision thereof.

         "Preferred Stock" shall mean, collectively, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock.

         "Registrable Securities" means (i) any Common Stock issued or issuable upon conversion, exchange or exercise of the Securities held or otherwise acquired by any Holders, and (ii) any Common Stock issued or issuable in respect of the securities referred to in clause (i) above upon any stock split, stock dividend, recapitalization or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and a transaction pursuant to Rule 144 promulgated under the Securities Act) in which registration rights are not transferred pursuant to Section 9 hereof.

         "Register," "Registered" and "Registration" shall refer to a resale registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Registration Expenses" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements, of one counsel for the Holders, such counsel to be selected by Holders holding a majority of the Registrable Securities held by the Holders and included in such registration.

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

         "Requisite Holders" shall mean Holders holding at least 50% of the authorized and outstanding Preferred Stock.

         "Securities" shall mean shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and the Warrant, in each case issued to EIS pursuant to the Purchase Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the costs of any accountants, counsel or other experts retained by the Holders.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2. Demand Registration. (a) Request or exercise for Registration. Requisite Holders shall have the right at any time and on one occasion to request registration under the Securities Act of all or part of the Registrable Securities held by such Holder on Form S-3, or if such form is unavailable for such a registration, such other form as is available for such a registration (the "Demand Registration"). A Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities and, if they request to be included in such registration, the Company shall include the Registrable Securities held by such Holders in such offering if they have responded affirmatively within 15 days after the receipt of the Company's notice. The Holders in aggregate will be entitled to request one Demand Registration. A registration will not count as the permitted Demand Registration until it has become effective (unless the Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn). The Company will pay all Registration Expenses in connection with the Demand Registration whether or not it has become effective.

               (b) Priority on Demand Registration. If the Demand Registration is an underwritten offering and the managing underwriter or underwriters advise the Company in writing that in their opinion the number of Registrable
Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:
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


                    (i) first, the Registrable Securities requested to be included in such registration by the Holders (or, if necessary, such Registrable Securities pro rata among the Holders thereof based upon the number of Registrable Securities owned by each such Holder); and

                    (ii) thereafter,  other securities  requested to be included in such registration.

               (c) Restrictions on Demand Registration. The Company may postpone for up to three months in any 12 month period, the filing or the effectiveness of a registration statement for the Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, that in such event, the Holders initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as the Demand Registration hereunder and the Company will pay all Registration Expenses in connection with such registration.

               (d) Selection of Underwriters. The Holders will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to the Demand Registration, subject to the Company's approval, which will not be unreasonably withheld.

               (e) Other Registration Rights. Except as provided in this Agreement, so long as any Holder owns any Registrable Securities, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for such securities, which is superior to or in conflict with the rights granted to the Holders hereunder, without the prior written consent of the Requisite Holders; it being understood, however, that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations (as defined below) so long as such rights are subordinate or pari passu to the rights of the Holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the Holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such Holder.

         3. Piggyback Registrations. (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (each, a "Piggyback Registration"), the Company will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's


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

notice. Notwithstanding the foregoing, a Piggyback Registration shall not include any registration statement (i) on Form S-8 or any successor form to such form, (ii) on Form S-4 or any successor form to such form, (iii) filed in connection with an exchange offer or an offering of Common Stock or of securities convertible or exchangeable into Common Stock made solely to its existing stockholders in connection with a rights offering or solely to the Company's employees, or a post-effective amendment to any then effective registration statement.

               (b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                    (i) first, the securities the Company proposes to sell;

                    (ii) second, the Registrable Securities requested to be included in such registration by the Holders and any securities requested to be included in such registration by any other Person that is entitled to registration rights that are not subordinate to the rights of the Holders, pro rata among the Holders of such Registrable Securities and such other Persons, on the basis of the number of shares owned by each of such Holders; and

                    (iii) thereafter, other securities requested to be included in such registration.

               (c) Right to Terminate Registration. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

               (d) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration.

         4. Expenses of Registration. Except as otherwise provided herein, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such holders.



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

         5. Holdback Agreements. (a) The Company agrees (i) not to effect any public sale or distribution for its own account of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of the underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriter(s) managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each Holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriter(s) managing the registered public offering otherwise agree.

               (b) Each Holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by the managing underwriter(s) in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 90-day period or such shorter period as may be agreed to by the parties hereto) following the effective date of such Registration Statement to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

         6. Registration Procedures. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the


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

provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) consent to general service of process in any such jurisdiction);

               (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement of amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ National market system security within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

               (g)  provide  a  transfer   agent  and  registrar  for  all  such
Registrable Securities not later than the effective date of such registration statement;


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

               (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriter(s), if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (i) make available for inspection by a representative of the Holders of Registrable Securities included in the registration statement, any underwriter(s) participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, subject to a confidentiality agreement in customary form, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder.

               (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of Common Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (l) obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by such letters; and

               (m) undertake such other actions and do all other things which the Holders shall reasonably request and which shall be customary at the time for such registrations.

         7. Indemnification. (a) The Company agrees to indemnify, to the fullest extent permitted by applicable law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, the "Claims") to which each such indemnified party may become subject under the Securities Act insofar as such Claim(s) arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration
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statement,  prospectus or  preliminary  prospectus  or any amendment  thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violations by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriter(s), their officers and directors and each Person who controls such underwriter(s) (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               (b) In connection with any registration statements in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such customary information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "Seller's Information") and, to the fullest extent permitted by applicable law will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim(s) arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violations by such Person of any federal, state or common law rule or regulation applicable to such Person and relating to action required of or inaction by such Person in connection with any such registration; provided that with respect to Claim(s) arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in such Seller's Information; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and
(b), unless and then only to the extent that the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is

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

not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's consent (but such consent will not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the approval of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by each such indemnified party.

               (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriter(s), the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities to which indemnity is sought but also the relative fault of the Company, the underwriter(s), the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriter(s), the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriter(s) and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriter(s), the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

         8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9. Transfer of Registration Rights. The rights granted to any Person under this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder; provided, that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor, (c) such transferee shall own Registrable Securities representing at least 250,000 shares of Common Stock (subject to the anti-dilution adjustments contained in the Purchase Agreement), and (d) EIS shall act as agent and representative for such Holder for the giving and receiving of notices hereunder. In the event that such assignment occurs subsequent to the date of effectiveness of a Registration Statement filed pursuant to this Agreement, the transferee agrees to pay all reasonable expenses necessary to amend or supplement such Registration Statement to reflect such assignment.

         10. Information by Holder. Each Holder shall furnish the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration qualification or compliance referred to in this Agreement.

         11. Exchange Act Compliance. The Company shall comply with all of the reporting requirements of the 1934 Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Purchaser in supplying such information as may be necessary for such Purchaser to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         12. Limitation on Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect a registration of any Holder's Registrable Securities pursuant to Sections 2 or 3 hereof if all of the Registrable Securities have been sold under Rule 144, Regulation S or similar provision under the Securities Act so that there is no further restriction on the transfer by the transferee or if the Holders may sell the Registrable Securities without restriction pursuant to Rule 144(k) under the Securities Act (or any successor statute thereto).

         13. Miscellaneous. (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

               (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

               (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders of at least 50% of the Registrable Securities; provided, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage.

               (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

               (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

               (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of New York. Each of the Parties hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the county, city and state of New York over any action or proceeding arising out of or relating to this Agreement or the Transaction Documents; and each hereby waives the defense of an inconvenient forum for the maintenance of such an action.

               (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by hand to the recipient, one day after being sent to the recipient by an internationally recognized overnight delivery service (charges prepaid) or three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the parties hereto at the addresses indicated on the signature page hereto and to the Company at the address indicated below:

                                   Sheffield Pharmaceuticals, Inc.
                                   South Winton Court
                                   3136 Winton Road South
                                   Suite 306
                                   Rochester, New York 14623
                                   Attention:  Chairman

                 and

                                   Sheffield Pharmaceuticals, Inc.
                                   425 South Woodsmill Road
                                   St. Louis, Missouri  63017-3441
                                   Attention:  Chief Executive Officer

               (j) Termination. This Agreement shall terminate on the date as of which each Holder has sold all remaining Registrable Securities in a transaction or transactions of the type described in Section 12 hereof.

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                      Sheffield Pharmaceuticals, Inc.


                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:



                                      Elan International Services, Ltd.



                                      By:/s/
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      102 St. James Court
                                      Flatts, Smiths Parish
                                      Bermuda, FL04
                                      Attention: Director
                                      Facsimile: (441) 292-2224